UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2021, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 36.10% and Investor Class returned 35.99% compared to the MSCI EAFE Index (Gross) (“Index”) return of 20.27%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 7.31% for the Institutional Class and 7.06% for the Investor Class compared to the Index’s average annual total return of 6.70%. As of March 31, 2021, the Fund had net assets of $5.77 billion.

Performance Review

With the news of effective vaccines in November 2020 portending a light at the end of the tunnel of the Covid-19 pandemic, equity markets experienced a sharp reversal in momentum. Cyclically exposed stocks, particularly those hardest hit by the coronavirus lockdowns (such as companies exposed to air travel), rebounded strongly during the period. The vaccine announcements in the fourth quarter of 2020 and the subsequent vaccine rollouts in the first quarter of 2021 amplified investor sentiment for a normalization in global air traffic and further economic reopening. The March reading of the IHS Markit US Composite Purchasing Managers’ Index (“PMI”) signaled the fastest upturn in private sector business activity in over six years, with a notable rebound in the service sector. US President Joe Biden signed a $1.9 trillion stimulus package during March; we estimate the full impact of the Covid-19 relief stimulus packages to flow through to the real economy in the second half of 2021 and into 2022. We believe US 10-Year bond yields may reach 2% by the end of 2021, if not earlier, as market participants price in higher future short-term growth and inflation expectations. However, central banks will likely accelerate bond buying if real long-term interest rates stay above zero, as such a rate rise could hinder economic recovery. The effects of monetary and fiscal stimulus, combined with an end to the most devastating aspects of the pandemic restrictions as vaccination campaigns progress, have brought a longer-term concern into focus: inflation. Wage pressures in most developed markets appear mild, but manufacturing input costs are rising sharply. The rapid reopening of economies and consumers’ pent up demand could lead to a surge in spending, thereby adding to inflation pressures. However, we believe the long-term deflationary forces of demographics and technological advancement (such as digitization and automation) remain in place. The UK’s successful vaccine rollout continued apace, with over 46% of adults receiving at least one dose, a slightly higher percentage than in the US for the same period. Correspondingly, optimism for an end to the pandemic became evident in certain economic data. The UK Services PMI jumped to 56.8 in March, up from 49.5 in February. Service providers were encouraged by signs of consumers’ pent up demand and business optimism in the UK reached its highest level since early 2004. In the Eurozone, manufacturing output rose in March, driven by a strong rebound in global goods demand. Output and new orders increased at record rates. Nonetheless, a clear link between the pace of vaccine rollouts and a resumption in services activity persisted. The European Union’s rollout of vaccinations remains challenging; only 11% of the population have thus far received a dose. This perpetuated the dichotomy between manufacturing and services sector activity, with the March Eurozone services PMI reading of 48.8 indicating contraction. China’s economy has rapidly recovered from the pandemic lockdowns last year. Authorities announced a moderate tightening of monetary policy measures during the first quarter of 2021, mainly to address the risk of overheating in select areas of the economy. The lagged effect of fiscal stimulus packages in other regions, though, may amplify China’s already robust rebound from Covid-19. The US’s recent bumper stimulus package could meaningfully increase China’s exports to the US over the next two years. High demand for Chinese goods, coupled with the resilient

2	Causeway International Value Fund

domestic economy, should, in our view, give authorities leeway to address areas of concern via monetary policy without impacting economic growth. The best performing markets in our investable universe included Austria, Norway, the Netherlands, Italy, and Singapore. The biggest laggards included Indonesia, New Zealand, Switzerland, Finland, and Denmark. The best performing sectors in the Index were energy, financials, and consumer discretionary, while health care, consumer staples, and utilities were the worst performing Index sectors.

Fund holdings in the capital goods, transportation, technology hardware & equipment, and media & entertainment industry groups, as well as an overweight position in the banks industry group, contributed the most to the Fund’s performance relative to the Index. Holdings in the diversified financials industry group and an underweight position in the telecommunication services industry group detracted from relative performance, while overweight positions in the pharmaceuticals & biotechnology and energy industry groups and an underweight position in the real estate industry group contributed to relative performance, but to a lesser extent than others. The largest contributor to absolute return was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Additional top contributors included automobile manufacturer, Volkswagen AG (Germany), and three banking & financial services companies: ING Groep NV (Netherlands), Barclays Plc (United Kingdom), and BBVA SA (Spain). The biggest detractor from absolute return was business software & services provider, SAP SE(Germany). Other notable detractors included financial services provider, Credit Suisse Group AG (Switzerland), beverage bottler, Coca-Cola European Partners Plc (United Kingdom), pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland), and consumer staples giant, Unilever (United Kingdom).

Significant Portfolio Changes

The largest decreases included full sales of mail, express & logistics services provider, Deutsche Post AG (Germany) and insurance company, Aviva Plc (United Kingdom), as well as reduced exposures to automobile manufacturer, Volkswagen AG (Germany), semiconductor company, Infineon Technologies AG (Germany), and power & automation technology company, ABB Ltd. (Switzerland). Significant purchases included new additions of consumer staples giant, Unilever (United Kingdom) and beverage producer, Pernod Ricard SA (France), along with increased exposures to energy supermajor, Total (France), electric utility provider, RWE AG (Germany), and pharmaceutical giant, Sanofi (France).

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the pharmaceuticals & biotechnology, household & personal products, and utilities industry groups increased the most relative to the beginning of the period, while relative weights in the banks, automobiles & components, and materials industry groups were the greatest decreases. As of March 31, 2021, the three largest industry group exposures from an absolute perspective for the Fund were to the capital goods, banks, and pharmaceuticals & biotechnology industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to South Korea, Switzerland, and France. The most significantly reduced relative country weights included Germany, China, and Sweden.

Investment Outlook

With vaccination rates accelerating, investors turned their attention to undervalued stocks that were sharply sold off when the pandemic accelerated a year ago. Value stocks outpaced their growth peers during the first quarter of 2021,

Causeway International Value Fund	3

largely led by cyclical sectors such as industrials, materials, consumer discretionary, financials, and the more economically sensitive portion of technology. As high-quality cyclical stocks re-rate upward, we are using this opportunity to lower portfolio risk, measured as prospective volatility versus the benchmark. Consistent with prior market recoveries, stocks in economically defensive industries have lagged the overall markets. Several of these low beta stocks have risen to the top half of our risk-adjusted return ranking, making them potentially attractive portfolio candidates. A common theme for many of our portfolio companies, whether cyclical or defensive, is operational restructuring. We believe companies with experienced management teams can prove to the market that they have used the crisis to reduce expenses and boost efficiency. In our view, this effort should enhance operating leverage and facilitate higher levels of profitability from these well-positioned companies. As free cash flow rises, we believe companies will return capital to shareholders in the form of dividends and share buybacks, providing a critical boost to total return.

We thank you for your continued confidence in Causeway International Value Fund.

March 31, 2021

Brian Cho	Jonathan P. Eng	Harry W. Hartford
Portfolio Manager	Portfolio Manager	Portfolio Manager

Sarah H. Ketterer	Ellen Lee	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Steven Nguyen	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

4	Causeway International Value Fund

March 31, 2021

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	65.71%	4.62%	8.10%	5.27%	7.31%
Investor Class	65.28%	4.36%	7.87%	5.02%	7.06%
MSCI EAFE Index (Gross)	45.15%	6.54%	9.37%	6.02%	6.70%

*	Inception is October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would have been reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2021 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 0.88% and 1.13% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.85% and 1.10% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2021 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK

Canada — 1.8%

Air Canada, Class A1	4,870,700	$101,352

China — 0.8%

Baidu Inc. ADR[1]	88,671	19,290

Beijing Capital International Airport Co. Ltd., Class H	38,448,000	29,921

		49,211

Finland — 0.1%

Wartsila OYJ Abp	723,850	7,584

France — 15.9%

Airbus SE1	1,057,018	119,668

AXA SA	4,327,148	116,129

BNP Paribas SA1	852,712	51,879

Carrefour SA	975,562	17,670

Danone SA	1,312,401	90,035

Pernod Ricard SA	483,296	90,710

Sanofi-Aventis SA	1,747,927	172,696

TOTAL SE	3,431,982	160,082

Valeo S.A.	897,232	30,482

Vinci S.A.	682,522	69,923

		919,274

Germany — 11.9%

BASF SE	1,989,607	165,285

Bayer AG	912,209	57,724

Infineon Technologies AG	1,401,767	59,434

RWE AG	2,583,461	101,250

SAP SE	1,184,421	145,037

Siemens AG	956,099	156,971

		685,701

Hong Kong — 1.1%

Sands China Ltd.[1]	12,654,800	63,240

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Indonesia — 0.3%

Bank Mandiri Persero	43,322,800	$18,343

Ireland — 1.5%

Ryanair Holdings PLC ADR[1]	758,809	87,263

Italy — 5.3%

Enel SpA	13,355,750	133,020

UniCredit SpA[1]	16,643,178	175,912

		308,932

Japan — 9.4%

Fanuc Corp.	566,500	133,970

Murata Manufacturing Co. Ltd.	1,653,400	132,033

Sompo Holdings Inc.	941,600	36,074

Sumitomo Mitsui Financial Group Inc.	2,304,600	83,400

Takeda Pharmaceutical Co. Ltd.	4,338,700	156,150

		541,627

Mexico — 0.6%

Grupo Financiero Banorte SAB de CV, Class O [1]	6,465,657	36,457

Netherlands — 4.7%

Akzo Nobel NV	948,936	106,030

ArcelorMittal S.A.[1]	1,220,736	35,259

ING Groep NV	10,406,191	127,306

		268,595

South Korea — 6.0%

Samsung Electronics Co. Ltd.	2,973,486	213,865

SK Hynix Inc.	1,108,848	129,819

		343,684

Spain — 7.5%

Aena SME S.A.[1]	543,088	88,081

Amadeus IT Group S.A.[1]	2,215,797	156,896

Banco Bilbao Vizcaya Argentaria S.A.	15,447,803	80,180

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2021 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Spain — (continued)

CaixaBank SA	34,228,776	$105,930

		431,087

Switzerland — 11.1%

ABB Ltd.	2,331,866	70,463

Cie Financiere Richemont SA, Class A	944,161	90,645

Credit Suisse Group AG	4,703,098	49,273

Novartis AG	2,124,828	181,582

Roche Holding AG	399,907	129,241

Zurich Insurance Group AG	275,245	117,477

		638,681

United Kingdom — 16.4%

Balfour Beatty PLC[1]	7,162,003	29,147

Barclays PLC[1]	33,349,845	85,479

BP PLC	27,543,235	111,882

British American Tobacco PLC	3,017,304	115,389

Compass Group PLC[1]	1,374,701	27,698

International Consolidated Airlines Group S.A.[1]	25,886,039	70,767

Prudential PLC	4,395,072	93,340

RELX PLC	2,419,811	60,731

Rolls-Royce Group PLC[1]	133,962,671	194,470

Unilever PLC	1,877,324	104,973

WH Smith PLC[1]	2,196,291	54,410

		948,286

Total Common Stock

(Cost $4,545,050) — 94.4%		5,449,317

PREFERRED STOCK

Germany — 1.1%

Volkswagen AG ‡	228,893	64,046

Total Preferred Stock

(Cost $40,421) — 1.1%		64,046

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2021 (Unaudited)

Causeway International Value Fund	Value

Total Investments — 95.5%

(Cost $4,585,471)	$5,513,363

Other Assets in Excess of Liabilities — 4.5%	258,898

Net Assets — 100.0%	$5,772,261

*	Except for share data.
‡	There is currently no rate available.
1	Non-income producing security.
ADR	American Depositary Receipt

As of March 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the six months ended March 31, 2021, there were no transfers in or out of Level 3.

For more information of valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SECTOR DIVERSIFICATION

As of March 31, 2021, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	20.4%	0.0%	20.4%

Industrials	19.9	0.0	19.9

Information Technology	14.5	0.0	14.5

Health Care	12.1	0.0	12.1

Consumer Staples	7.2	0.0	7.2

Materials	6.6	0.0	6.6

Consumer Discretionary	4.6	1.1	5.7

Energy	4.7	0.0	4.7

Utilities	4.1	0.0	4.1

Communication Services	0.3	0.0	0.3

Total	94.4	1.1	95.5

Other Assets in Excess of Liabilities			4.5

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/21
ASSETS:
Investments at Value (Cost $4,585,471)	$5,513,363
Cash	147,021
Receivable for Fund Shares Sold	69,783
Receivable for Tax Reclaims	40,307
Receivable for Dividends	17,877
Receivable for Investment Securities Sold	13,478
Unrealized Appreciation on Spot Foreign Currency Contracts	3
Prepaid Expenses	132

Total Assets	5,801,964

LIABILITIES:
Payable for Fund Shares Redeemed	21,949
Payable Due to Adviser	3,750
Payable for Investment Securities Purchased	2,852
Payable Due to Administrator	146
Payable for Shareholder Service Fees — Investor Class	75
Payable for Trustees’ Fees	64
Other Accrued Expenses	867

Total Liabilities	29,703

Net Assets	$5,772,261

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$5,434,283
Total Distributable Earnings	337,978

Net Assets	$5,772,261

Net Asset Value Per Share (based on net assets of $5,397,504,604 ÷ 310,945,201 shares) — Institutional Class	$17.36

Net Asset Value Per Share (based on net assets of $374,756,223 ÷ 21,746,245 shares) — Investor Class	$17.23

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/20 to 3/31/21
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $7,620)	$53,288

Total Investment Income	53,288

EXPENSES:
Investment Advisory Fees	21,931
Administration Fees	831
Transfer Agent Fees	562
Shareholder Service Fees — Investor Class	400
Custodian Fees	393
Printing Fees	291
Professional Fees	145
Trustees’ Fees	129
Registration Fees	48
Pricing Fees	19
Other Fees	134

Total Expenses	24,883

Waiver of Investment Advisory Fees	(1,180)

Total Waiver	(1,180)

Net Expenses	23,703

Net Investment Income	29,585

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	239,278
Net Realized Loss from Foreign Currency Transactions	(227)
Net Change in Unrealized Appreciation on Investments	1,384,583
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(771)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	1,622,863

Net Increase in Net Assets Resulting from Operations	$1,652,448

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/20 to 3/31/21 (Unaudited)	10/01/19 to 9/30/20
OPERATIONS:
Net Investment Income	$29,585	$84,639
Net Realized Gain (Loss) on Investments	239,278	(796,785	)(2)
Net Realized Loss from Foreign Currency Transactions	(227)	(705)
Net Change in Unrealized Appreciation on Investments	1,384,583	259,025
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(771)	2,498

Net Increase (Decrease) in Net Assets Resulting From Operations	1,652,448	(451,328)

DISTRIBUTIONS:
Institutional Class	(73,126)	(284,073)
Investor Class	(3,976)	(27,749)

Total Distributions to Shareholders	(77,102)	(311,822)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(656,036)	(895,175)

Total Increase (Decrease) in Net Assets	919,310	(1,658,325)

NET ASSETS:
Beginning of Period	4,852,951	6,511,276

End of Period	$5,772,261	$4,852,951

(1)	See Note 7 in the Notes to Financial Statements.
(2)	Includes realized loss as a result of an in-kind redemption (see Note 10 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2021 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND
Institutional
2021(1)	12.93	0.09	4.56	4.65	(0.22)	—	(0.22)	—
2020	14.68	0.21	(1.23)	(1.02)	(0.50)	(0.23)	(0.73)	—
2019	16.53	0.47	(1.84)	(1.37)	(0.37)	(0.11)	(0.48)	—	(2)
2018	16.78	0.37	(0.30)	0.07	(0.32)	—	(0.32)	—	(2)
2017	14.08	0.32	2.65	2.97	(0.27)	—	(0.27)	—	(2)
2016	13.96	0.28	0.12 (3)	0.40	(0.28)	—	(0.28)	—	(2)
Investor
2021(1)	12.81	0.07	4.53	4.60	(0.18)	—	(0.18)	—
2020	14.55	0.16	(1.21)	(1.05)	(0.46)	(0.23)	(0.69)	—
2019	16.39	0.44	(1.83)	(1.39)	(0.34)	(0.11)	(0.45)	—	(2)
2018	16.64	0.34	(0.29)	0.05	(0.30)	—	(0.30)	—	(2)
2017	13.96	0.28	2.63	2.91	(0.23)	—	(0.23)	—	(2)
2016	13.84	0.25	0.11 (3)	0.36	(0.24)	—	(0.24)	—	(2)

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share.
(3)

The amount shown for the year ended September 30, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(4)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.13% and 1.87% respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

17.36	36.10	5,397,505	0.85		0.89	1.09		29
12.93	(7.83)	4,537,029	0.88		0.88	1.51		57
14.68	(8.01)	5,896,074	0.90		0.90	3.18		36
16.53	0.33	7,791,400	0.88		0.88	2.19		30
16.78	21.51	7,475,373	0.89		0.89	2.16		35
14.08	2.80	5,592,874	0.91		0.91	2.03		41

17.23	35.99	374,756	1.08		1.12	0.89		29
12.81	(8.06)	315,922	1.11		1.12	1.18		57
14.55	(8.26)	615,202	1.14		1.14	3.02		36
16.39	0.22	684,037	0.98	(4)	0.98	2.03	(4)	30
16.64	21.22	790,147	1.14		1.14	1.90		35
13.96	2.56	709,861	1.16		1.16	1.82		41

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of March 31, 2021, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2021, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not”

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation –The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested earned interest and are available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2021, the Fund received commission recapture payments of $33,887.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2022 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.85% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2020, the Adviser had contractually agreed to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2021, the Adviser waived $1,180,414 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2021, the Investor Class paid 0.23% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2021, approximately $6,496 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2021, for the Fund were as follows (000):

Purchases	Sales
$1,543,955	$2,415,442

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments.

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of other infectious diseases.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2020	$234,631	$77,191	$311,822
2019	187,755	54,708	242,463

As of September 30, 2020, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$74,351
Capital Loss Carryforwards	(6,361)
Post October Losses	(757,788)
Unrealized Depreciation	(547,566)
Other Temporary Differences	(4)

Total Accumulated Losses	$(1,237,368)

Post-October losses represent losses realized on investment transactions from November 1, 2019 through

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

September 30, 2020, that, in accordance with Federal income tax regulations, the funds elect to defer and treat as having arisen in the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$—	$6,361	$6,361

For the fiscal year ended September 30, 2020, the Fund did not use any capital loss carryforwards.

At March 31, 2021, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$4,585,471	$1,049,538	$(121,646)	$927,892

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2021 (Unaudited)		Fiscal Year Ended September 30, 2020
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	34,107	$539,500	112,524	$1,426,513
Shares Issued in Reinvestment of Dividends and Distributions	4,143	67,328	16,959	264,060
Shares Redeemed	(78,286)	(1,222,135)	(180,277)	(2,357,035)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(40,036)	(615,307)	(50,794)	(666,462)

Investor Class
Shares Sold	2,136	33,268	17,744	208,089
Shares Issued in Reinvestment of Dividends and Distributions	242	3,900	1,777	27,480
Shares Redeemed	(5,287)	(77,897)	(37,146)	(464,282)

Decrease in Shares Outstanding Derived from Investor Class Transactions	(2,909)	(40,729)	(17,625)	(228,713)

Net Decrease in Shares Outstanding from Capital Share Transactions	(42,945)	$(656,036)	(68,419)	$(895,175)

8.	Significant Shareholder Concentration

As of March 31, 2021, two of the Fund’s shareholders of record owned 44% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the fiscal year ended September 30, 2020, an investor redeemed shares of beneficial interest from the Fund in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed (000)	Value ($000)	Loss ($000)
1/10/2020	10,186	123,051	(5,994)

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

22	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2020 to March 31, 2021).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,361.00	0.85%	$5.00

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.69	0.85%	$4.28

Actual Fund Return
Investor Class	$1,000.00	$1,359.90	1.08%	$6.35

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.55	1.08%	$5.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

24	Causeway International Value Fund

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2020 through December 31, 2020. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Causeway International Value Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-003-1400

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR § 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie Fermelia
Gracie Fermelia, President

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie Fermelia
Gracie Fermelia, President

Date: June 9, 2021

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: June 9, 2021